As filed with the Securities and Exchange Commission on April 9 , 2012
Registration No. 333-143710

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

post-effective amendment no. 5

FORM S-1/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

NETWORK-1 SECURITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	6794	11-3027591
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

445 Park Avenue, Suite 1020
New York, New York 10022
(212) 829-5770
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Corey M. Horowitz
Chairman and Chief Executive Officer
445 Park Avenue, Suite 1020
New York, New York 10022
(212) 829-5770
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Copies to:
Sam Schwartz, Esq.
Eiseman Levine Lehrhaupt & Kakoyiannis, P.C.
805 Third Avenue
New York, New York 10022
(212) 752-1000

Approximate date of proposed sale to public: From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: o

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering o

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒

Explanatory Note:

This Post Effective Amendment No.5 on Form S-1 is intended to supplement and amend the Registrant’s Registration Statement on Form SB-2 (File No. 333-143710 ) which was filed on July 13, 2007 and Registrant’s Registration Statement on Form S-2 (File No. 333-126013) which was filed on June 21, 2005.  The primary purpose of this post-effective amendment is to include the Registrant’s audited financial statements for the fiscal year ended December 31, 2011 and corresponding updated information about the business of the Registrant into the Prospectus forming a part hereof.

Note Regarding Registration Fees:

All fees for the shares registered on this Post-Effective Amendment No. 5 were paid upon the initial filing of the registration statement covering such shares, as noted above. No shares incremental to the number of shares initially registered are registered hereby and accordingly no additional fees are payable.

The registrant hereby amends this post-effective amendment to the registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this post-effective amendment to the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment to the Registration Statement on Form S-1/A (File No. 333-143710) of Network-1 Security Solutions, Inc. is being filed solely for the purpose of filing one exhibit as indicated in Part II of this filing.  The Prospectus is unchanged and has been omitted.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution.

The following table sets forth the expenses in connection with the offering described in the Registration Statement, all of which will be borne by us.

SEC registration fee	$-0-
Legal fees and expenses*	$15,000.00
Accounting fees and expenses*	$1,500.00
Miscellaneous expenses*	$1,000.00
TOTAL	$17,500.00

* Estimated.

Item 14.  Indemnification of Directors and Officers

Section 145 of the Delaware General Corporations Law (the “DGCL”) contains provisions entitling our directors and officers to indemnification from judgments, fines, amounts paid in settlement, and reasonable expenses (including attorneys' fees) as the result of an action or proceeding in which they may be involved by reason of having been a director or officer of the Company.  In its Certificate of Incorporation, the Company has included a provision that limits, to the fullest extent now or hereafter permitted by the DGCL, the personal liability of its directors to the Company or its stockholders for monetary damages arising from a breach of their fiduciary duties as directors. Under the DGCL as currently in effect, this provision limits a director's liability except where such director (i) breaches his duty of loyalty to the Company or its stockholders, (ii) fails to act in good faith or engages in intentional misconduct or a knowing violation of law, (iii) authorizes payment of an unlawful dividend or stock purchase or redemption as provided in Section 174 of the DGCL, or (iv) obtains an improper personal benefit.  This provision does not prevent the Company or its stockholders from seeking equitable remedies, such as injunctive relief or rescission.  If equitable remedies are found not to be available to stockholders in any particular case, stockholders may not have any effective remedy against actions taken by directors that constitute negligence or gross negligence.

The Certificate of Incorporation also includes provisions to the effect that (subject to certain exceptions) the Company shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify, and upon request shall advance expenses to, any director or officer to the extent that such indemnification and advancement of expenses is permitted under such law, as it may from time to time be in effect.  In addition, the Bylaws require the Company to indemnify, to the full extent permitted by law, any director, office, employee or agent of the Company for acts which such person reasonably believes are not in violation of the Company's corporate purposes as set forth in the Certificate of Incorporation.  At present, the DGCL provides that, in order to be entitled to indemnification, an individual must have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company's best interests.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to any charter, provision, by-law, contract, arrangement, statute or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 16.  Exhibits

No.           Description

3.(i)(a)
Certificate of Incorporation, as amended.  Previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-59617), declared effective by the SEC on November 12, 1998 (the “1998 Registration Statement”), and incorporated herein by reference.

3.(i)(b)
Certificate of Amendment to the Certificate of Incorporation dated November 27, 2001.  Previously filed as Exhibit 3.1.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-81344) declared effective by the SEC on February 12, 2002, and incorporated herein by reference (the “February 2002 Form S-3”)

3.(ii)	By-laws, as amended. Previously filed as Exhibit 3.2 to the 1998 Registration Statement and incorporated herein by reference.

4.1	Form of Common Stock certificate. Previously filed as Exhibit 4.1 to the 1998 Registration Statement and incorporated herein by reference.

5.1***	Opinion of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C.

10.1	Amended and Restated 1996 Stock Option Plan. Previously filed as an attachment to the Company’s Proxy Statement filed on May 28, 1999, and incorporated herein by reference.

10.2
Patents Purchase, Assignment and License Agreement, dated November 18, 2003, between the Company and Merlot Communications, Inc.  Previously filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed December 3, 2003 and incorporated herein by reference.

10.3
Master Services Agreement, dated November 30, 2004, between the Company and ThinkFire Services USA, Ltd.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 2, 2004 and incorporated herein by reference.

10.4
Securities Purchase Agreement, dated December 21, 2004, between Company and the investors.  Previously, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 28, 2004 and incorporated herein by reference.

10.5
Securities Purchase Agreement, dated January 13, 2005, between the Company and the investors.  Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 20, 2005 and incorporated herein by reference.

10.6
Amendment to Patents Purchase, Assignment and License Agreement, dated January 18, 2005, between the Company and Merlot Communications, Inc.  Previously filed January 24, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 18, 2005 and incorporated herein by reference.

10.7+
Agreement, dated August 4, 2005, between the Company and David C. Kahn.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 9, 2005 and incorporated herein by reference.

10.8
Agreement, dated August 9, 2005, between the Company and Blank Rome LLP.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 11, 2005 and incorporated herein by reference.

10.9
Settlement Agreement, dated November 16, 2005, among the Company, PowerDsine Ltd and PowerDsine, Inc.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 17, 2005 and incorporated herein by reference.

10.10+
Agreement, dated December 20, 2006, between the Company and David C. Kahn, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 22, 2006 and incorporated herein by reference.

10.11+
Employment Agreement, dated February 28, 2007, between the Company and Corey M. Horowitz previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 6, 2007 and incorporated herein by reference.

10.12
Securities Purchase Agreement, dated April 16, 2007, between the Company and the investors (including exhibits).  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 20, 2007 and incorporated herein by reference.

10.13
Settlement Agreement, dated as of May 25, 2007, between the Company and D-Link Corp. and D-Link Systems, Inc., previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 21, 2007 and incorporated herein by reference.

10.14
Agreement, dated February 8, 2008, between the Company and Dovel & Luner, previously filed on February 13, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.15
Letter Agreement dated June 17, 2008, between the Company and Microsemi Corp-Analog Mixed Signal Group Ltd., previously filed on June 23, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.16
License Agreement, dated August 13, 2008, between the Company and Microsemi Corporation, previously filed on August 15, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.17+
Agreement, dated December 18, 2008, between the Company and David C. Kahn, previously filed on December 19, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.18
Settlement Agreement (including Non-Exclusive Patent License Agreement), dated May 22, 2009, between the Company and Netgear, Inc., previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, fled on May 29, 2009, and incorporated herein by reference.

10.19+
Employment Agreement, dated June 8, 2009, between the Company and Corey M. Horowitz, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2009, and incorporated herein by reference.

10.20	Form of stock option agreement, previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed on October 14, 2009 and incorporated herein by reference.

10.21
Settlement Agreement between the Company and Cisco Systems, Inc. and Cisco-Linksys, LLC.  Portions of the Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to an order granting confidentiality treatment pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.22
Settlement Agreement between the Company and Extreme Networks, Inc.  Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.23
Settlement Agreement between the Company and Foundry Networks, Inc., Enterasys Networks, Inc. and Adtran, Inc.  Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.24
Settlement Agreement between the Company and 3Com Corporation and Hewlett Packard Corporation.  Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.25+
Agreement, dated February 3, 2011, between the Company and David C. Kahn.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 4, 2011 and incorporated herein by reference.

10.26+
Agreement, dated March 16, 2011, between the Company and Corey M. Horowitz, Chairman and Chief Executive Officer.  Previously filed as Exhibit 10.1 to the Company’s Annual Report on 10-K filed on March 18, 2011 and incorporated herein by reference.

10.27
Settlement and License Agreement, among the Company, Corey M. Horowitz, CMH Capital Management Corp. and Cisco Systems, Inc. and Cisco Consumer Products LLC.  Portions of the Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to an order granting confidentiality treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 1, 2011 and incorporated herein by reference.

14	Code of Ethics. Previously filed as Exhibit 14 to the Company's Prospectus on Form 10-KSB for the year ended December 31, 2004 filed on April 14, 2004 and incorporated herein by reference.

23.1*	Consent of Radin Glass Co., LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C. (included within Exhibit 5.1).

24	Power of Attorney (included in signature page).

101 **	Interactive data files (Previously filed as Exhibit 101 to the Company’s Annual Report on 10-K filed on March 9, 2012.):
(i)	Balance sheets as of December 31, 2011 and 2010;
(ii)	Statements of income and comprehensive income for the years ended December 31, 2011 and 2010;
(iii)	Statements of changes in stockholders' equity for the years ended December 31, 2011 and 2010;
(iv)	Statements of cash flows for the years ended December 31, 2011 and 2010; and
(v)	Notes to financial statements

___________________________

*    Filed herewith

**  XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Act of 1934, as ameneded, and is not otherwise subject to liability under these sections.

*** Previously filed.

+   Management contract or compensatory plan or arrangement

Item 17.  Undertakings

The undersigned Registrant hereby undertakes:

(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)  To include any Prospectus required by Section 10(a)(3) of the Securities Act;

(ii)  To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or together, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of Prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)  That, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)  To remove from registration by means of a post-effective amendment any of the securities that remain unsold at the termination of the offering.

(4)  That, for purposes of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)  Any preliminary Prospectus or Prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)  Any free-writing Prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)  The portion of any other free-writing Prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)  Any other communication that is an offer in the offering made by the undersigned small business issuer to the purchaser.

(5)       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(6)       Each Prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than Prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided that no statement made in a registration statement or Prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or Prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or Prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York.

NETWORK-1 SECURITY SOLUTIONS, INC.

Dated: April 9 , 2012	By:	/s/ Corey M. Horowitz
Corey M. Horowitz, Chairman and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each director and officer whose signature appears below constitutes and appoints Corey M. Horowitz his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in any and all capacities any and all amendments or post-effective amendments to this Registration Statement on Form S-1 and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorney-in-fact and agent, full power and authority to do all such other acts and execute all such other documents as he may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Corey M. Horowitz	Chairman and Chief Executive	April 9 , 2012
Corey M. Horowitz	Officer (principal executive officer)

/s/ *	Chief Financial Officer	April 9 , 2012
David C. Kahn	(principal financial officer and
* By: /s/ Corey M. Horowitz, Attorney In Fact	principal accounting officer)

/s/ *	Director	April 9 , 2012
Robert Pons
* By: /s/ Corey M. Horowitz, Attorney In Fact

/s/ *	Director	April 9 , 2012
Laurent Ohana
* By: /s/ Corey M. Horowitz, Attorney In Fact

INDEX TO EXHIBITS

No.                               Description

3.(i)(a)
Certificate of Incorporation, as amended.  Previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form SB-2 (Registration No. 333-59617), declared effective by the SEC on November 12, 1998 (the “1998 Registration Statement”), and incorporated herein by reference.

3.(i)(b)
Certificate of Amendment to the Certificate of Incorporation dated November 27, 2001.  Previously filed as Exhibit 3.1.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-81344) declared effective by the SEC on February 12, 2002, and incorporated herein by reference (the “February 2002 Form S-3”)

3.(ii)	By-laws, as amended. Previously filed as Exhibit 3.2 to the 1998 Registration Statement and incorporated herein by reference.

4.1	Form of Common Stock certificate. Previously filed as Exhibit 4.1 to the 1998 Registration Statement and incorporated herein by reference.

5.1***	Opinion of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C.

10.1	Amended and Restated 1996 Stock Option Plan. Previously filed as an attachment to the Company’s Proxy Statement filed on May 28, 1999, and incorporated herein by reference.

10.2
Patents Purchase, Assignment and License Agreement, dated November 18, 2003, between the Company and Merlot Communications, Inc.  Previously filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed December 3, 2003 and incorporated herein by reference.

10.3
Master Services Agreement, dated November 30, 2004, between the Company and ThinkFire Services USA, Ltd.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 2, 2004 and incorporated herein by reference.

10.4
Securities Purchase Agreement, dated December 21, 2004, between Company and the investors.  Previously, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 28, 2004 and incorporated herein by reference.

10.5
Securities Purchase Agreement, dated January 13, 2005, between the Company and the investors.  Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 20, 2005 and incorporated herein by reference.

10.6
Amendment to Patents Purchase, Assignment and License Agreement, dated January 18, 2005, between the Company and Merlot Communications, Inc.  Previously filed January 24, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 18, 2005 and incorporated herein by reference.

10.7+
Agreement, dated August 4, 2005, between the Company and David C. Kahn.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 9, 2005 and incorporated herein by reference.

10.8
Agreement, dated August 9, 2005, between the Company and Blank Rome LLP.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 11, 2005 and incorporated herein by reference.

10.9
Settlement Agreement, dated November 16, 2005, among the Company, PowerDsine Ltd and PowerDsine, Inc.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 17, 2005 and incorporated herein by reference.

10.10+
Agreement, dated December 20, 2006, between the Company and David C. Kahn, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 22, 2006 and incorporated herein by reference.

10.11+
Employment Agreement, dated February 28, 2007, between the Company and Corey M. Horowitz previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 6, 2007 and incorporated herein by reference.

10.12
Securities Purchase Agreement, dated April 16, 2007, between the Company and the investors (including exhibits).  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 20, 2007 and incorporated herein by reference.

10.13
Settlement Agreement, dated as of May 25, 2007, between the Company and D-Link Corp. and D-Link Systems, Inc., previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 21, 2007 and incorporated herein by reference.

10.14
Agreement, dated February 8, 2008, between the Company and Dovel & Luner, previously filed on February 13, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.15
Letter Agreement dated June 17, 2008, between the Company and Microsemi Corp-Analog Mixed Signal Group Ltd., previously filed on June 23, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.16
License Agreement, dated August 13, 2008, between the Company and Microsemi Corporation, previously filed on August 15, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.17+
Agreement, dated December 18, 2008, between the Company and David C. Kahn, previously filed on December 19, 2008 as Exhibit 10.1 to the Company's Current Report on Form 8-K and incorporated herein by reference.

10.18
Settlement Agreement (including Non-Exclusive Patent License Agreement), dated May 22, 2009, between the Company and Netgear, Inc., previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, fled on May 29, 2009, and incorporated herein by reference.

10.19+
Employment Agreement, dated June 8, 2009, between the Company and Corey M. Horowitz, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2009, and incorporated herein by reference.

10.20	Form of stock option agreement, previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed on October 14, 2009 and incorporated herein by reference.

10.21
Settlement Agreement between the Company and Cisco Systems, Inc. and Cisco-Linksys, LLC.  Portions of the Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to an order granting confidentiality treatment pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.22
Settlement Agreement between the Company and Extreme Networks, Inc.  Previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.23
Settlement Agreement between the Company and Foundry Networks, Inc., Enterasys Networks, Inc. and Adtran, Inc.  Previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.24
Settlement Agreement between the Company and 3Com Corporation and Hewlett Packard Corporation.  Previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 20, 2010 and incorporated herein by reference.

10.25+
Agreement, dated February 3, 2011, between the Company and David C. Kahn.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 4, 2011 and incorporated herein by reference.

10.26+
Agreement, dated March 16, 2011, between the Company and Corey M. Horowitz, Chairman and Chief Executive Officer.  Previously filed as Exhibit 10.1 to the Company’s Annual Report on 10-K filed on March 18, 2011 and incorporated herein by reference.

10.27
Settlement and License Agreement, among the Company, Corey M. Horowitz, CMH Capital Management Corp. and Cisco Systems, Inc. and Cisco Consumer Products LLC.  Portions of the Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to an order granting confidentiality treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 1, 2011 and incorporated herein by reference.

14	Code of Ethics. Previously filed as Exhibit 14 to the Company's Prospectus on Form 10-KSB for the year ended December 31, 2004 filed on April 14, 2004 and incorporated herein by reference.

23.1*	Consent of Radin Glass Co., LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C. (included within Exhibit 5.1).

24	Power of Attorney (included in signature page).

101 **	Interactive data files (Previously filed as Exhibit 101 to the Company’s Annual Report on 10-K filed on March 9, 2012.):
(i)	Balance sheets as of December 31, 2011 and 2010;
(ii)	Statements of income and comprehensive income for the years ended December 31, 2011 and 2010;
(iii)	Statements of changes in stockholders' equity for the years ended December 31, 2011 and 2010;
(iv)	Statements of cash flows for the years ended December 31, 2011 and 2010; and
(v)	Notes to financial statements

___________________________

*    Filed herewith

**  XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Act of 1934, as ameneded, and is not otherwise subject to liability under these sections.

*** Previously filed.

+   Management contract or compensatory plan or arrangement